UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 18, 2007
Date of Earliest Event Reported: July 16, 2007

Destiny Media Technologies Inc.
(Exact name of Registrant as specified in its Charter)

Colorado
(State or other Jurisdiction of Incorporation)

000-28259	84-1516745
(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 1040-1050 West Hastings Stret
Vancouver, British Columbia V6E 2E9
Canada	N/A
(Address of Principal Executive Offices)	(Zip Code)

(604) 609-7736
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 16, 2007, Mr. Steven Vestergaard resigned as the Chief Financial Officer of Destiny Media Technologies, Inc., a Colorado corporation (the “Company”), and Mr. Frederick Vandenberg, CA was appointed in his place as the Chief Financial Officer of the Company. Mr. Vestergaard will remain as Chief Executive Officer.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2007	DESTINY MEDIA TECHNOLOGIES, INC.

	By:	/s/ Steven Vestergaard
Steven Vestergaard, Chief Executive Officer